Exhibit 99.1

Jasper Therapeutics Announces Management Changes to Strengthen Leadership Team

REDWOOD CITY, Calif., March 21, 2022 - Jasper Therapeutics, Inc. (NASDAQ: JSPR), a biotechnology company focused on hematopoietic cell transplant therapies, today announced changes to its management team, including the promotions of Jeet Mahal to the newly created position of Chief Operating Officer, and of Wendy Pang, M.D., Ph.D., to Senior Vice President of Research and Translational Medicine. Both promotions are effective as of March 21, 2022. Jasper also announced that a new position of Chief Medical Officer has been created, for which an active search is underway. Judith Shizuru, M.D. PhD, co-founder, and Scientific Advisory Board Chairwoman will lead clinical development activities on an interim basis and Kevin Heller, M.D., EVP of Research and Development, will be transitioning to a consultant role.

“Based on the recent progress with JSP191, our anti-CD117 monoclonal antibody, as a targeted non-toxic conditioning agent and our mRNA hematopoietic stem cell program we have decided to advance Jasper’s organizational structure with the creation of the roles of Chief Operating Officer and Chief Medical Officer and by elevating our research and translational medicine team to report directly to the CEO,” said Ronald Martell, CEO of Jasper Therapeutics. “We also are pleased that Dr. Shizuru will lead clinical development activities on an interim basis, a role she served during the company’s founding in 2019.”

“These changes will allow us to advance our upcoming pivotal trial of JSP191 in AML/ MDS and execute on our pipeline opportunities with a best-in-class organizational” continued Mr. Martell. “We also wish to thank Dr. Heller for his help advancing JSP191 through our initial AML/MDS transplant study.”

“In the two plus years since we founded Jasper and received our initial funding, the company has been able to advance JSP191 in two clinical studies, develop our mRNA stem cell graft platform and publicly list on NASDAQ,” said Dr. Shizuru, co-founder and member of the Board of Directors of Jasper Therapeutics. “These changes will advance the company’s ability to transform the field of hematopoietic stem therapies and bring cures to patients with hematologic cancers, autoimmune diseases and debilitating genetic diseases.”

Mr. Mahal joined Jasper in 2019 as Chief Finance and Business Officer and has led Finance, Business Development, Marketing and Facilities/ IT since the company’s inception. Prior to joining Jasper, he was Vice President, Business Development and Vice President, Strategic Marketing at Portola Pharmaceuticals, where he led the successful execution of multiple business development partnerships for Andexxa®, Bevyxxa® and cerdulatinib. He also played a key role in the company’s equity financings, including its initial public offering and multiple royalty transactions. Earlier in his career, Mr. Mahal was Director, Business and New Product Development, at Johnson & Johnson on the Xarelto® development and strategic marketing team. Mr. Mahal holds an AB in Molecular and Cell Biology from U.C. Berkeley, a Master’s in Molecular and Cell Biology from the Illinois Institute of Technology, a Master’s in Engineering from North Carolina State University and an MBA from Duke University.

Dr. Pang joined Jasper in 2020 and has led early research and development including leading creation of the company’s mRNA stem cell graft platform and playing a pivotal role in advancing JSP191 across multiple clinical studies. Previously Dr. Pang was an Instructor in the Division of Blood and Marrow Transplantation at Stanford University and the lead scientist in the preclinical drug development of an anti-CD117 antibody program. She was the lead author on the proof-of-concept studies showing that an anti-CD117 antibody therapy targets disease-initiating human hematopoietic (blood cell-forming) stem cells in myelodysplastic syndrome (MDS). She has authored numerous publications on the characterization of hematopoietic stem and progenitor cell behavior in hematopoietic malignancies, including MDS and acute myeloid leukemia (AML), and in hematopoietic stem cell transplantation. Dr. Pang earned her AB/BM in Biology from Harvard University and her MD and PhD in cancer biology from Stanford University.

Dr. Shizuru is a Professor of Medicine (Blood and Marrow Transplantation) and Pediatrics (Stem Cell Transplantation) at Stanford University. She is the clinician-scientist co-founder of Jasper Therapeutics. Dr. Shizuru is an internationally recognized expert on the basic biology of blood stem cell transplantation and the translation of this biology to clinical protocols. Dr Shizuru is a member of the Stanford Blood and Marrow Transplantation (BMT) faculty, the Stanford Immunology Program, and the Institute for Stem Cell Biology and Regenerative Medicine. She has been an attending clinician attended on the BMT clinical service since 1997. Currently, she oversees a research laboratory focused on understanding the cellular and molecular basis of resistance to engraftment of transplanted allogeneic bone marrow blood stem cells and the way in which bone marrow grafts modify immune responses. Dr. Shizuru earned her BA from Bennington College and her MD and PhD in immunology from Stanford University

About Jasper Therapeutics

Jasper Therapeutics is a biotechnology company focused on the development of novel curative therapies based on the biology of the hematopoietic stem cell. The company is advancing two potentially groundbreaking programs. JSP191, an anti-CD117 monoclonal antibody, is in clinical development as a conditioning agent that clears hematopoietic stem cells from bone marrow in patients undergoing a hematopoietic cell transplantation. It is designed to enable safer and more effective curative allogeneic hematopoietic cell transplants and gene therapies. Jasper is also advancing JSP191 as a potential therapeutic for patients with lower risk Myelodysplastic Syndrome (MDS). Jasper Therapeutics is also advancing its preclinical mRNA hematopoietic stem cell graft platform, which is designed to overcome key limitations of allogeneic and autologous gene-edited stem cell grafts. Both innovative programs have the potential to transform the field and expand hematopoietic stem cell therapy cures to a greater number of patients with life-threatening cancers, genetic diseases and autoimmune diseases than is possible today. For more information, please visit us at jaspertherapeutics.com.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are sometimes accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the potential of the Company’s JSP191 and mRNA engineered stem cell graft programs. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Jasper and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Jasper. These forward-looking statements are subject to a number of risks and uncertainties, including general economic, political and business conditions; the risk that the potential product candidates that Jasper develops may not progress through clinical development or receive required regulatory approvals within expected timelines or at all; risks relating to uncertainty regarding the regulatory pathway for Jasper’s product candidates; the risk that prior study results may not be replicated; the risk that clinical trials may not confirm any safety, potency or other product characteristics described or assumed in this press release; the risk that Jasper will be unable to successfully market or gain market acceptance of its product candidates; the risk that Jasper’s product candidates may not be beneficial to patients or successfully commercialized; patients’ willingness to try new therapies and the willingness of physicians to prescribe these therapies; the effects of competition on Jasper’s business; the risk that third parties on which Jasper depends for laboratory, clinical development, manufacturing and other critical services will fail to perform satisfactorily; the risk that Jasper’s business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics, including the ongoing COVID-19 pandemic; the risk that Jasper will be unable to obtain and maintain sufficient intellectual property protection for its investigational products or will infringe the intellectual property protection of others; and other risks and uncertainties indicated from time to time in Jasper’s filings with the SEC. If any of these risks materialize or Jasper’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. While Jasper may elect to update these forward-looking statements at some point in the future, Jasper specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Jasper’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

John Mullaly (investors)

LifeSci Advisors

617-429-3548

jmullaly@lifesciadvisors.com

Jeet Mahal (investors)

Jasper Therapeutics

650-549-1403

jmahal@jaspertherapeutics.com